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                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     May 10, 2003
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                         NOVA INTERNATIONAL FILMS, INC.
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               (Exact name of Registrant as Specified in Charter)


               Delaware              2-98997-NY                   11-2717273
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(State of Other Jurisdiction        (Commission              (IRS Employer
      of Incorporation)             File Number)             Identification No.)

                    Suite 805 One Pacific Place, 88 Queensway
                                    Hong Kong
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                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code        (852) 2891 3130
                                                          ----------------------

               6350 N.E. Campus Drive, Vancouver, Washington 98661
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          (Former Name or Former Address, if changed since last report)

Item 4.     Changes in Registrant's Certifying Accountant

         Effective from May 10, 2003, Nova International Films, Inc. (the "Company") dismissed Weinberg & Company, P.A. ("Weinberg") as the Company's independent accountants and engaged Thomas Leger & Co. L.L.P. ("TLC") as the Company's new independent accountants. The dismissal of Weinberg and the engagement of TLC were approved by the Company's Board of Directors.

         Weinberg were the independent accountants for the Company for the period from January 10, 2003 to May 10, 2003. During their engagement, Weinberg performed an audit on the financial statements of the Company for the year ended October 31, 2002. Its report contained no adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles, except for a "going concern" opinion.

         During the period from January 10, 2003 to May 10, 2003, there were no disagreements with Weinberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Weinberg, would have caused such firm to make reference to the subject matter of the disagreements in connection with its report on the Company's financial statements. In addition, there were no such events as described under Item 304(a)(1)(IV)(B) of Regulation S-B during the period from January 10, 2003 to May 10, 2003.

         The Company has provided Weinberg with a copy of the disclosures contained herein, and has requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) regarding its involvement with the Company as independent accountant and, if not, stating the respects in which it does not agree. A copy of Weinberg's letter is attached as an exhibit to this Current Report on Form 8-K.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements. None
(b)      Pro Forma Financial Information. None
(c)      Exhibits
         Exhibit No.            Description

         16.1                   Weinberg & Co. P.A.

Item 8.     Change in Fiscal Year

On May 10, 2003, the Board of Directors of Nova International Films, Inc. ("the Registrant") elected to change its fiscal year end from October 31 to December
31. A report on Form 10-QSB covering the period from January 1, 2003 through March 31, 2003 will be filed in accordance with the regulations.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         NOVA INTERNATIONAL FILMS, INC.

Date: May 14, 2003                       By /s/ Yau-Sing Tang
                                         ---------------------------------------
                                         Name: Yau-Sing Tang
                                         Title: Chairman and CFO